UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
________________________

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2020
________________________

General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
________________________

Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)
 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	GFN	NASDAQ Global Market
9.00% Series C Cumulative Redeemable Perpetual Preferred Stock (Liquidation Preference $100 per share)	GFNCP	NASDAQ Global Market
8.125% Senior Notes due 2021	GFNSL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”); GFN Asia Pacific Holdings Pty Ltd, an Australian corporation (“GFNAPH”), and its subsidiary, Royal Wolf Holdings Pty Limited, an Australian corporation (“RWH”), and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”).

TABLE OF CONTENTS
		Page

Item 1.01	Entry Into a Material Definitive Agreement	1

Item 9.01	Financial Statements and Exhibits	2

EXHIBIT 10.1
Amendment No. 9 to Amended and Restated Credit Agreement dated as of February 14, 2020 among Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank ("East West"), CIT Bank, N.A. (“CIT”), CIBC Bank USA (“CIBC”), Key Bank, National Association (“Key Bank”), Bank Hapoalim, B.M. (“BHI”), Associated Bank (“Associated”), Bank of the West ("BOTW" and collectively with Wells Fargo, East West, CIT, CIBC, Key Bank, BHI and Associated, the "Lenders"), Pac-Van, Inc., Lone Star Tank Rental Inc., GFN Realty Company, LLC and Southern Frac, LLC and the Guarantor Acknowledgement dated February 14, 2020 by PV Acquisition Corp. and GFN Manufacturing Corporation

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Item 1.01  Entry Into A Material Definitive Agreement

On February 14, 2020, Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank ("East West"), CIT Bank, N.A. (“CIT”), CIBC Bank USA (“CIBC”), Key Bank, National Association (“Key Bank”), Bank Hapoalim, B.M. (“BHI”), Associated Bank (“Associated”), Bank of the West ("BOTW" and collectively with Wells Fargo, East West, CIT, CIBC, Key Bank, BHI and Associated, the "Lenders"), Pac-Van, Inc. (“Pac-Van”), Lone Star Tank Rental Inc. (“Lone Star”), GFN Realty Company, LLC (“GFNRC”) and Southern Frac, LLC (“Southern Frac” and collectively with Pac-Van, Lone Star and GFNRC, the “Borrowers”) entered into that certain Amendment No. 9 (the “Amendment”) to the Amended and Restated Credit Agreement dated April 7, 2014 (as amended to date, the “Credit Agreement”).

The Amendment amended the terms and conditions of the Credit Agreement relating to the senior credit facility (the “Credit Facility”) of the Borrowers. The Amendment amended certain terms of the Credit Agreement, including, without limitation, adjusting the maximum commitments of the Lenders under the Credit Agreement, increasing the maximum amount that may be borrowed by the Borrowers under the Credit Agreement from $260,000,000 to $285,000,000 and retaining an accordion feature that may be exercised by Borrowers, subject to the terms in the Credit Agreement, to increase the maximum amount that may be borrowed under the Credit Agreement by an additional $25,000,000.

The Amendment amended the Credit Agreement to specify the future conditions under which the Credit Agreement’s current LIBOR-based interest rate could be replaced in the future with an alternate benchmark interest rate.

The Amendment also amended the Credit Agreement to specify the conditions that would need to be met if GFN were to borrow funds under the Credit Agreement to facilitate the refinancing or repayment of GFN’s 8.125% Senior Notes due 2021 or to facilitate the repayment of all or a portion of 9.00% Series C Cumulative Redeemable Perpetual Preferred Stock.

The foregoing description of the Amendment is qualified in its entirety by the Amendment, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1
Amendment No. 9 to Amended and Restated Credit Agreement dated as of February 14, 2020 among Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank ("East West"), CIT Bank, N.A. (“CIT”), CIBC Bank USA (“CIBC”), Key Bank, National Association (“Key Bank”), Bank Hapoalim, B.M. (“BHI”), Associated Bank (“Associated”), Bank of the West ("BOTW" and collectively with Wells Fargo, East West, CIT, CIBC, Key Bank, BHI and Associated, the "Lenders"), Pac-Van, Inc., Lone Star Tank Rental Inc., GFN Realty Company, LLC and Southern Frac, LLC and the Guarantor Acknowledgement dated February 14, 2020 by PV Acquisition Corp. and GFN Manufacturing Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: February 14, 2020	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1

Amendment No. 9 to Amended and Restated Credit Agreement dated as of February 14, 2020 among Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank ("East West"), CIT Bank, N.A. (“CIT”), CIBC Bank USA (“CIBC”), Key Bank, National Association (“Key Bank”), Bank Hapoalim, B.M. (“BHI”), Associated Bank (“Associated”), Bank of the West ("BOTW" and collectively with Wells Fargo, East West, CIT, CIBC, Key Bank, BHI and Associated, the "Lenders"), Pac-Van, Inc., Lone Star Tank Rental Inc., GFN Realty Company, LLC and Southern Frac, LLC and the Guarantor Acknowledgement dated February 14, 2020 by PV Acquisition Corp. and GFN Manufacturing Corporation

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